                                                                   EXHIBIT 23



               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated June 4, 1999, included in this Form 11-K for the year ended December 31, 1996, into Dole Food Company, Inc.'s previously filed Registration Statement No. 33-60643.


                                          /s/ ARTHUR ANDERSEN LLP

Los Angeles, California
June 25, 1999